SSgA FUNDS

SUPPLEMENT DATED MARCH 1, 2010
TO
PROSPECTUS DATED DECEMBER 29, 2009

SSGA SMALL CAP FUND
(TICKER SYMBOL: SVSCX)

This supplement changes fee and expense disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

The following information replaces the data related to the SSgA Small Cap Fund under “Fees and Expenses of the Fund” on Page 26 of the Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	1.70%
Total Annual Fund Operating Expenses	2.70%
Less Fee Waivers and/or Expense Reimbursements	1.45%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.25%

* The fund’s investment adviser has contractually agreed to waive up to the full amount of the management fee and to reimburse SSgA Small Cap Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) exceed 1.25%  of average daily net assets on an annual basis until December 31, 2011. Prior to December 31, 2011, these contractual waivers or reimbursements of management fee may not be terminated without the approval of the fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$127	$701	$1,300	$2,925

The rest of the Prospectus section entitled “Fees and Expenses of the Funds” remains unchanged.

In addition, the following information replaces in its entirety the first two paragraphs under “Investment Management Fees” on page 90 of the Prospectus:

The total management fee paid by each fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.

The rest of the Prospectus section entitled “Investment Management Fees” remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE